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Exhibit 32.2

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2003 (the "Report") by Southside Bancshares, Inc. ("Registrant"), each of the undersigned hereby certifies that:

         1. The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

      Date: November 12, 2003          By: /s/ Lee R. Gibson
                                           -------------------------------------
                                           Lee R. Gibson, CPA
                                           Executive Vice President and Chief
                                           Financial Officer

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